AIM Euroland Growth Fund

                                                            RELATED LINKS

                                                            [ ]  Proxy Statement
                                                                 (PDF)

                                                            [ ]  Prospectus

                                                            [ ]  Annual Report
                                                                 (PDF)

                                                            [ ]  Back to Proxy
                                                                 Information

                                                            [ ]  Online Proxy
                                                                 Voting

QUESTIONS & ANSWERS

     o    General Questions & Answers

     o    Election of Twelve Individuals to the Board of Trustees

     o    Proposal for Approval of a New Investment Advisory Agreement

     o    Proposal for Approval of a New Sub-Advisory Agreement

     o    Proposal to Change Fundamental Investment Restrictions

     o    Proposal to Make the Investment Objective Non-Fundamental

     o    Proposal for Ratification of Selection of Independent Accountants


We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

     o    How do I vote?

     o    What kinds of changes are being proposed?

     o    How does the board recommend that I vote?

     o    Will these changes alter the way my fund is managed?

     o    Why should I vote?

     o    Has AIM contracted the services of a proxy solicitor?

     o    Will my vote be confidential using the online proxy voting system?

     o    How do I sign the proxy card?

     o    What is the deadline for voting?

HOW DO I VOTE?

Voting may take place in the following ways:

     o You may vote your shares at https://www.proxycard.com/aim2001 unless your shares are held through a broker, in which case you may vote your shares at https://www.proxyvote.com. Because Internet voting is the most economical way to vote your proxy, we encourage all our shareholders who can to use this method.

     o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailings.

     o You may call in your vote to Georgeson Shareholder Communications Inc. You may call 1-866-727-0852 for the 24-hour automated system; you will need the 12-digit control number from your proxy card.

     o    You may attend the meeting in person and vote your shares there.

                                                               Back to Questions

WHAT KINDS OF CHANGES ARE BEING PROPOSED?

You are asked to vote on:

     o Electing trustees of your fund. Trustees are responsible for the general oversight of the fund's business and for assuring that the fund is managed in the best interests of the fund's shareholders. Details are presented in the section of the proxy statement titled, "Election of Trustees".

     o Approving of a new advisory agreement with A I M Advisors, Inc. ("AIM"). Details are presented in the section of the proxy statement titled, "Approval of a New Investment Advisory Agreement".

     o Approving a new master sub-advisory agreement between A I M Advisors, Inc. and INVESCO Asset Management Limited for AIM Euroland Growth Fund. Details are presented in the section of the proxy statement titled, "Approval of New Sub-Advisory Agreement".

     o Approving changes to fundamental investment restrictions of the Fund. Details are presented in the section of the proxy statement titled, "Approval of Changes to Fund's Fundamental Investment Restrictions".

     o Approving making the investment objective of the Fund non-fundamental. Details are presented in the section of the proxy statement titled, "Approval of Making the Fund's Investment Objective non-fundamental".

     o Ratifying the board's selection of independent accountants. Details are presented in the section of the proxy statement titled, "Ratification of Selection of PricewaterhouseCoopers LLP as Independent Accountants".

AIM encourages you to read your proxy statement and other information on this website very carefully to see which specific changes are proposed.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                               Back to Questions

WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant impact on your fund's day-to-day management. Many of the proposed changes are designed to improve the consistency of language and policy across funds in The AIM Family of Funds--Registered Trademark--. These changes also provide the funds with increased flexibility to make changes in the future without incurring the expense of a shareholder meeting.

                                                               Back to Questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the August 17 shareholder meeting. If this happens, the fund may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

                                                               Back to Questions

HAS AIM CONTRACTED THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Georgeson Shareholder Communications Inc. as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

                                                               Back to Questions

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by Proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between Proxycard.com's Web server and the shareholder's computer.

     o CONTROL NUMBER - Each shareholder is required to enter his or her 12-digit control number. Proxycard.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).

     o FIREWALL - To protect the confidentiality of your account records, Proxycard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account specific data remain behind our firewall.

                                                               Back to Questions

HOW DO I SIGN THE PROXY CARD?

(Does not apply if voting by phone or Internet)

INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

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JOINT ACCOUNTS: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee".

                                                               Back to Questions


WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central Time August 17, 2001.

                                                               Back to Questions

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Election of Twelve Individuals to the Board of Trustees

     o    What am I being asked to vote on?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to elect twelve individuals to the board of trustees. The board has determined that it would be beneficial to have a board larger than three trustees. Expansion of the Board requires shareholder approval because, under the Investment Company Act of 1940, the Board may fill vacancies or appoint new trustees only, if, immediately thereafter, at least two-thirds of the trustees will have been elected by shareholders.

Details are presented in the section of the proxy statement, "Election of Trustees".

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

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


Proposal for Approval of a New Investment Advisory Agreement

     o    What am I being asked to vote on?

     o    What effect would it have on the fund's fee schedule?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve a new advisory agreement between AIM and the company of which your fund is a series. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the polices and control of the trustees. The advisory agreement can only be amended with shareholder approval.

                                                               Back to Questions

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the fee schedule applicable to your fund, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board and would be deducted from any additional income generated from securities lending activities.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

Proposal for Approval of a New Sub-Advisory Agreement

     o    What am I being asked to vote on?

     o How does the proposed new sub-advisory agreement differ from the current sub-advisory agreement?

     o    Will the new sub-advisory agreement change the way my fund is managed?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve a new sub-advisory agreement between AIM and your fund's current sub-advisor. The fund's current sub-advisor is INVESCO Asset Management Limited ("IAML"). Both IAML and AIM are subsidiaries of AMVESCAP. The current sub-advisory agreement, among other things, authorizes IAML to manage the investment and reinvestment of all assets, determine what securities to purchase or sell and provide investment analysis and research. The sub-advisory agreement can only be amended with shareholder approval.

                                                               Back to Questions

HOW DOES THE PROPOSED NEW SUB-ADVISORY AGREEMENT DIFFER FROM THE CURRENT SUB-ADVISORY AGREEMENT?

Among other things, it clarifies that the sub-advisor will provide a continuous investment program to all or a portion of the securities, investments and cash of the fund, and maintain compliance procedures. It also revises the compensation section so that the sub-advisor would receive an annual fee equal to a percentage of AIM's compensation on the sub-advised assets.

                                                               Back to Questions

WILL THE NEW SUB-ADVISORY AGREEMENT CHANGE EITHER WAY MY FUND IS MANAGED?

AIM does not expect the new sub-advisory agreement to have a significant input on your fund's day-to-day management.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

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Proposal to Change Fundamental Investment Restrictions

     o    What am I being asked to vote on?

     o What is the difference between a fundamental restriction and a non-fundamental restriction?

     o    Why are these changes being proposed?

     o    Where can I find further details about these changes?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve changes to your fund's fundamental investment restrictions. There are a number of investment restrictions that would be changed, and it would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL RESTRICTION AND A NON-FUNDAMENTAL RESTRICTION?

A fundamental restriction can be changed only with the approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental restriction can be changed with approval of only the fund's board.

                                                               Back to Questions

WHY ARE THESE CHANGES BEING PROPOSED?

     o The proposed fundamental restrictions will provide the fund with the ability to operate under new interpretations of the Investment Company Act of 1940 or pursuant to exemptive relief from the Securities and Exchange Commission without receiving prior shareholder approval.

     o The proposed changes will make investment restrictions more consistent across all AIM funds.

Accordingly, the board believes changing these restrictions will enable the fund to be managed more efficiently. In addition, this change will reduce the number of restrictions that require a shareholder vote to be changed. Therefore, each fund will be able to avoid the cost and delays associated with such a vote, and thus be more flexible in the future.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Details are provided in the section of the proxy statement titled, "Approval of Changes to the Fundamental Investment Restrictions".

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

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Proposal to Make the Investment Objective Non-Fundamental

     o    What am I being asked to vote on?

     o What is the difference between a fundamental objective and a non-fundamental objective?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve a change to your fund's investment objective to make it non-fundamental.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL OBJECTIVE AND A NON-FUNDAMENTAL OBJECTIVE?

A fundamental objective can be changed only with approval of both the fund's board and its shareholders, through a proxy statement such as this one. If the fund's investment objective is non-fundamental, the board will be able to change your fund's investment objective in the future without incurring the time and costs of a shareholder vote.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------


Proposal for Ratification of Selection of Independent Accountants

     o    What am I being asked to vote on?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to ratify the board's selection of PricewaterhouseCoopers LLP as independent accountants for the fund for the fiscal year ending in 2001.

Details are presented in the section of the proxy statement titled, "Ratification of Selection of PricewaterhouseCoopers LLP as Independent Accountants".

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

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      [GRAPHIC] Copyright A I M Management Group Inc. All Rights Reserved.

Proxy Information

In June, shareholders of certain AIM Funds were mailed a proxy statement asking for approval for some or all of the following proposals:

         (1) to make investment restriction language consistent across all AIM Funds;
         (2) to change fund investment policy language from fundamental to nonfundamental;
         (3) to approve a new advisory agreement;
         (4) to approve a new master sub-advisory agreement and to approve a new master sub-sub-advisory agreement;
         (5) to combine certain funds and transfer assets and liabilities;
         (6) the ratification of independent accountants; and
         (7) to elect twelve individuals to the Board of Trustees. The proxy statement contains disclosure information about the proposals for which votes are being solicited.

Please select one of the funds from the drop down menu below to read answers to common questions regarding your fund's proxy vote, to view Prospectuses and Annual Reports.

                                   [GRAPHIC]

         AIM Advisor Flex Fund
         AIM Basic Value Fund
         AIM Developing Markets Fund
         AIM Euroland Growth Fund
         AIM Floating Rate Fund
         AIM Global Consumer Products and Services Fund
         AIM Global Financial Services Fund
         AIM Global Health Care Fund
         AIM Global Infrastructure Fund
         AIM Global Resources Fund
         AIM Global Telecommunications and Technology Fund
         AIM Global Trends Fund
         AIM Japan Growth Fund
         AIM Latin American Growth Fund
         AIM Mid Cap Equity Fund
         AIM Small Cap Growth Fund
         AIM Strategic Income Fund
         AIM Tax-Exempt Bond Fund of Connecticut

--------------------------------------------------------------------------------

YOU MAY CAST YOUR VOTE BY ANY OF THE FOLLOWING METHODS:

                                   [GRAPHIC]

         Online Proxy Voting. Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

         Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

         Call toll free 1-866-727-0852. Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

However you chose to vote, it is important that you vote now to save the expense of additional solicitations.

--------------------------------------------------------------------------------

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IF YOU HAVE ANY QUESTIONS...

If you have any questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at 1-800-454-0327 any business day between 7:30 a.m. and 5:30 p.m. Central Time.

If we do not receive your vote after a reasonable amount of time, a representative from our proxy solicitation firm, Georgeson Shareholder Communications Inc. may contact you to remind you to exercise your right to vote.

--------------------------------------------------------------------------------

      [GRAPHIC] Copyright A I M Management Group Inc. All Rights Reserved.

PROXYCARD.COM
-------------------------------------------------------------------------------

Welcome to Proxycard.com, the fastest and most convenient way to vote your proxy--over the internet. To vote your shares, follow these four easy steps:

1. Review the proxy statement you received in the mail.
2. Enter the control number printed on your proxy card below.
3. Complete your internet proxy card and submit your vote. Don't forget to click the "This Vote is correct'' button.
4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

------------------

------------------


------
submit
------

PROXYCARD.COM
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                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                            AIM EUROLAND GROWTH FUND

                       (A PORTFOLIO OF AIM GROWTH SERIES)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                AUGUST 17, 2001


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM AND GARY T. CRUM, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 17, 2001, AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

                     --------------------------------------
                        Click to vote FOR all Proposals.
                     --------------------------------------


1. TO ELECT TWELVE INDIVIDUALS TO THE BOARD OF TRUSTEES OF AIM GROWTH SERIES, EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED:

   [ ] FOR ALL

   [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES

   [ ] FOR ALL EXCEPT

   To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

01. Robert H. Graham     07. Edward K. Dunn, Jr.
02. Frank S. Bayley      08. Jack M. Fields
03. Ruth H. Quigley      09. Carl Frischling
04. Bruce L. Crockett    10. Prema Mathai-Davis
05. Owen Daly II         11. Lewis F. Pennock
06. Albert R. Dowden     12. Louis S. Sklar

---------------------------

---------------------------

2.  TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS, INC.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

3. TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN A I M ADVISORS, INC. AND INVESCO ASSET MANAGEMENT LIMITED.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4.  TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.

4a. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4b. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND
    BORROWING MONEY.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4c. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4d. MODIFICATION TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON INDUSTRY
    CONCENTRATION.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4e. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4f.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING
     COMMODITIES.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4g. MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4h. MODIFICATION OF FUNDAMENTAL POLICY ON INVESTMENT IN INVESTMENT COMPANIES.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

5.  TO APPROVE MAKING THE INVESTMENT OBJECTIVE OF THE FUND NON-FUNDAMENTAL.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

6. TO RATIFY THE SELECTION FOR PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2001.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

7. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



                                 --------------
                                 Submit My Vote
                                 --------------

PROXYCARD.COM
--------------------------------------------------------------------------------

THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.



                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                            AIM EUROLAND GROWTH FUND

                       (A PORTFOLIO OF AIM GROWTH SERIES)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                AUGUST 17, 2001


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM AND GARY T. CRUM, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 17, 2001, AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

1. TO ELECT TWELVE INDIVIDUALS TO THE BOARD OF TRUSTEES OF AIM GROWTH SERIES, EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED:

   [X] FOR ALL

   [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES

   [ ] FOR ALL EXCEPT

   To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

01. Robert H. Graham     07. Edward K. Dunn, Jr.
02. Frank S. Bayley      08. Jack M. Fields
03. Ruth H. Quigley      09. Carl Frischling
04. Bruce L. Crockett    10. Prema Mathai-Davis
05. Owen Daly II         11. Lewis F. Pennock
06. Albert R. Dowden     12. Louis S. Sklar


2.  TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS, INC.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

3. TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN A I M ADVISORS, INC. AND INVESCO ASSET MANAGEMENT LIMITED.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4.  TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.

4a. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4b. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND
    BORROWING MONEY.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4c. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4d. MODIFICATION TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON INDUSTRY
    CONCENTRATION.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4e. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4f.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING
     COMMODITIES.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4g. MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4h. MODIFICATION OF FUNDAMENTAL POLICY ON INVESTMENT IN INVESTMENT COMPANIES.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

5.  TO APPROVE MAKING THE INVESTMENT OBJECTIVE OF THE FUND NON-FUNDAMENTAL.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

6. TO RATIFY THE SELECTION FOR PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2001.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

7. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



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                              ---------------------


               --------------------               --------------
               This Vote is Correct               Change My Vote
               --------------------               --------------

[ ] Check this box and enter your e-mail address if you want to be
    e-mailed a copy of your vote. A confirmation will be sent after you click the "This Vote is Correct" button. E-mail:
                            ------------------------

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
PROXYCARD.COM
--------------------------------------------------------------------------------

Your vote has been submitted.


If you would like to vote another proxy, enter a control number below:


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

AIM Mid Cap Equity Fund

                                                             RELATED LINKS

                                                             [ ] Proxy Statement
                                                                 (PDF)

                                                             [ ] Prospectus

                                                             [ ] Annual Report
                                                                 (PDF)

                                                             [ ] Back to Proxy
                                                                 Information

                                                             [ ] Online Proxy
                                                                 Voting

QUESTIONS & ANSWERS


     o    General Questions & Answers

     o    Election of Twelve Individuals to the Board of Trustees

     o    Proposal for Approval of a New Investment Advisory Agreement

     o    Proposal to Change Fundamental Investment Restrictions

     o    Proposal to Make the Investment Objective Non-Fundamental

     o    Proposal for Ratification of Selection of Independent Accountants

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

     o    How do I vote?

     o    What kinds of changes are being proposed?

     o    How does the board recommend that I vote?

     o    Will these changes alter the way my fund is managed?

     o    Why should I vote?

     o    Has AIM contracted the services of a proxy solicitor?

     o    Will my vote be confidential using the online proxy voting system?

     o    How do I sign the proxy card?

     o    What is the deadline for voting?

HOW DO I VOTE?

Voting may take place in the following ways:

     o You may vote your shares at https://www.proxycard.com/aim2001 unless your shares are held through a broker, in which case you may vote your shares at https://www.proxyvote.com. Because Internet voting is the most economical way to vote your proxy, we encourage all our shareholders who can to use this method.

     o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailings.

     o You may call in your vote to Georgeson Shareholder Communications Inc. You may call 1-866-727-0852 for the 24-hour automated system; you will need the 12-digit control number from your proxy card.

     o    You may attend the meeting in person and vote your shares there.

                                                               Back to Questions

WHAT KINDS OF CHANGES ARE BEING PROPOSED?

You are asked to vote on:

     o Electing trustees of your fund. Trustees are responsible for the general oversight of the fund's business and for assuring that the fund is managed in the best interests of the fund's shareholders. Details are presented in the section of the proxy statement titled, "Election of Trustees".

     o Approving of a new advisory agreement with A I M Advisors, Inc. ("AIM"). Details are presented in the section of the proxy statement titled, "Approval of New Investment Advisory Agreement".

     o Approving changes to fundamental investment restrictions of the Fund. Details are presented in the section of the proxy statement titled, "Approval of Changes to Fund's Fundamental Investment Restrictions".

     o Ratifying the board's selection of independent accountants. Details are presented in the section of the proxy statement titled, "Ratification of Selection of PricewaterhouseCoopers LLP as Independent Accountants".

AIM encourages you to read your proxy statement and other information very carefully on this website to see which specific changes are proposed.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                               Back to Questions

WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant impact on your fund's day-to-day management. Many of the proposed changes are designed to improve the consistency of language and policy across funds in The AIM Family of Funds(R). These changes also provide the funds with increased flexibility to make changes in the future without incurring the expense of a shareholder meeting.

                                                               Back to Questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the August 17 shareholder meeting. If this happens, the fund may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

                                                               Back to Questions

HAS AIM CONTRACTED THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Georgeson Shareholder Communications Inc. as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

                                                               Back to Questions

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by Proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between Proxycard.com's Web server and the shareholder's computer.

     o CONTROL NUMBER - Each shareholder is required to enter his or her 12-digit control number. Proxycard.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).

     o FIREWALL - To protect the confidentiality of your account records, Proxycard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account specific data remain behind our firewall.

                                                               Back to Questions

HOW DO I SIGN THE PROXY CARD?

(Does not apply if voting by phone or Internet)

INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

JOINT ACCOUNTS: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee".

                                                               Back to Questions

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central Time August 17, 2001.

                                                               Back to Questions

--------------------------------------------------------------------------------

Election of Twelve Individuals to the Board of Trustees

     o    What am I being asked to vote on?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to elect twelve individuals to the board of trustees. The board has determined that it would be beneficial to have a board larger than three trustees. Expansion of the Board requires shareholder approval because, under the Investment Company Act of 1940, the Board may fill vacancies or appoint new trustees only, if, immediately thereafter, at least two-thirds of the trustees will have been elected by shareholders.

Details are presented in the section of the proxy statement, "Election of Trustees".

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

Proposal for Approval of a New Investment Advisory Agreement

     o    What am I being asked to vote on?

     o    What effect would it have on the fund's fee schedule?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve a new advisory agreement between AIM and the company of which your fund is a series. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the polices and control of the trustees. The advisory agreement can only be amended with shareholder approval.

                                                               Back to Questions

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the fee schedule applicable to your fund, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board and would be deducted from any additional income generated from securities lending activities.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

Proposal to Change Fundamental Investment Restrictions

     o    What am I being asked to vote on?

     o What is the difference between a fundamental restriction and a non-fundamental restriction?

     o    Why are these changes being proposed?

     o    Where can I find further details about these changes?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve changes to your fund's fundamental investment restrictions. There are a number of investment restrictions that would be changed, and it would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL RESTRICTION AND A NON-FUNDAMENTAL RESTRICTION?

A fundamental restriction can be changed only with the approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental restriction can be changed with approval of only the fund's board.

                                                               Back to Questions

WHY ARE THESE CHANGES BEING PROPOSED?

     o The proposed fundamental restrictions will provide the fund with the ability to operate under new interpretations of the Investment Company Act of 1940 or pursuant to exemptive relief from the Securities and Exchange Commission without receiving prior shareholder approval.

     o The proposed changes will make investment restrictions more consistent across all AIM funds.

Accordingly, the board believes changing these restrictions will enable the fund to be managed more efficiently. In addition, this change will reduce the number of restrictions that require a shareholder vote to be changed. Therefore, each fund will be able to avoid the cost and delays associated with such a vote, and thus be more flexible in the future.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Details are provided in the section of the proxy statement titled, "Approval of Changes to the Fundamental Investment Restrictions".

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

Proposal to Make the Investment Objective Non-Fundamental

     o    What am I being asked to vote on?

     o What is the difference between a fundamental objective and a non-fundamental objective?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve a change to your fund's investment objective to make it non-fundamental.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL OBJECTIVE AND A NON-FUNDAMENTAL OBJECTIVE?

A fundamental objective can be changed only with approval of both the fund's board and its shareholders, through a proxy statement such as this one. If the fund's investment objective is non-fundamental, the board will be able to change your fund's investment objective in the future without incurring the time and costs of a shareholder vote.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

Proposal for Ratification of Selection of Independent Accountants

     o    What am I being asked to vote on?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to ratify the board's selection of PricewaterhouseCoopers LLP as independent accountants for the fund for the fiscal year ending in 2001.

Details are presented in the section of the proxy statement titled, "Ratification of Selection of PricewaterhouseCoopers LLP as Independent Accountants".

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

      [GRAPHIC] Copyright A I M Management Group Inc. All Rights Reserved.

Proxy Information

In June, shareholders of certain AIM Funds were mailed a proxy statement asking for approval for some or all of the following proposals:

         (1) to make investment restriction language consistent across all AIM Funds;
         (2) to change fund investment policy language from fundamental to nonfundamental;
         (3) to approve a new advisory agreement;
         (4) to approve a new master sub-advisory agreement and to approve a new master sub-sub-advisory agreement;
         (5) to combine certain funds and transfer assets and liabilities;
         (6) the ratification of independent accountants; and
         (7) to elect twelve individuals to the Board of Trustees. The proxy statement contains disclosure information about the proposals for which votes are being solicited.

Please select one of the funds from the drop down menu below to read answers to common questions regarding your fund's proxy vote, to view Prospectuses and Annual Reports.

                                   [GRAPHIC]

         AIM Advisor Flex Fund
         AIM Basic Value Fund
         AIM Developing Markets Fund
         AIM Euroland Growth Fund
         AIM Floating Rate Fund
         AIM Global Consumer Products and Services Fund
         AIM Global Financial Services Fund
         AIM Global Health Care Fund
         AIM Global Infrastructure Fund
         AIM Global Resources Fund
         AIM Global Telecommunications and Technology Fund
         AIM Global Trends Fund
         AIM Japan Growth Fund
         AIM Latin American Growth Fund
         AIM Mid Cap Equity Fund
         AIM Small Cap Growth Fund
         AIM Strategic Income Fund
         AIM Tax-Exempt Bond Fund of Connecticut

--------------------------------------------------------------------------------

YOU MAY CAST YOUR VOTE BY ANY OF THE FOLLOWING METHODS:

                                   [GRAPHIC]

         Online Proxy Voting. Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

         Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

         Call toll free 1-866-727-0852. Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

However you chose to vote, it is important that you vote now to save the expense of additional solicitations.

--------------------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS...

If you have any questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at 1-800-454-0327 any business day between 7:30 a.m. and 5:30 p.m. Central Time.

If we do not receive your vote after a reasonable amount of time, a representative from our proxy solicitation firm, Georgeson Shareholder Communications Inc. may contact you to remind you to exercise your right to vote.

--------------------------------------------------------------------------------

      [GRAPHIC] Copyright A I M Management Group Inc. All Rights Reserved.

PROXYCARD.COM
-------------------------------------------------------------------------------

Welcome to Proxycard.com, the fastest and most convenient way to vote your proxy--over the internet. To vote your shares, follow these four easy steps:

1. Review the proxy statement you received in the mail.
2. Enter the control number printed on your proxy card below.
3. Complete your internet proxy card and submit your vote. Don't forget to click the "This Vote is correct'' button.
4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

------------------

------------------


------
submit
------

PROXYCARD.COM
--------------------------------------------------------------------------------

                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                            AIM MID CAP EQUITY FUND

                       (A PORTFOLIO OF AIM GROWTH SERIES)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                AUGUST 17, 2001


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM AND GARY T. CRUM, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 17, 2001, AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

                     --------------------------------------
                        Click to vote FOR all Proposals.
                     --------------------------------------


1. TO ELECT TWELVE INDIVIDUALS TO THE BOARD OF TRUSTEES OF AIM GROWTH SERIES, EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED:

   [ ] FOR ALL

   [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES

   [ ] FOR ALL EXCEPT

   To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

01. Robert H. Graham     07. Edward K. Dunn, Jr.
02. Frank S. Bayley      08. Jack M. Fields
03. Ruth H. Quigley      09. Carl Frischling
04. Bruce L. Crockett    10. Prema Mathai-Davis
05. Owen Daly II         11. Lewis F. Pennock
06. Albert R. Dowden     12. Louis S. Sklar

2.  TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS, INC.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

3. TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN A I M ADVISORS, INC. AND INVESCO ASSET MANAGEMENT LIMITED.
    NOT APPLICABLE

4.  TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.

4A. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4B. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND
    BORROWING MONEY.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4C. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4D. MODIFICATION TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON INDUSTRY
    CONCENTRATION.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4E. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4F.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING
     COMMODITIES.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4G. MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4H. MODIFICATION OF FUNDAMENTAL POLICY ON INVESTMENT IN INVESTMENT COMPANIES.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

5.  TO APPROVE MAKING THE INVESTMENT OBJECTIVE OF THE FUND NON-FUNDAMENTAL.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

6. TO RATIFY THE SELECTION FOR PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2001.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

7. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



                                 --------------
                                 Submit My Vote
                                 --------------

PROXYCARD.COM
--------------------------------------------------------------------------------

            THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR
         CARD BY CLICKING. "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE
           PAGE. TO MAKE CHANGES USE THE BUTTON BELOW. YOU MAY PRINT
            OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE
                                E-MAILED TO YOU.

                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                             AIM MID CAP EQUITY FUND

                       (A PORTFOLIO OF AIM GROWTH SERIES)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                AUGUST 17, 2001


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM AND GARY T. CRUM, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 17, 2001, AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.


1. TO ELECT TWELVE INDIVIDUALS TO THE BOARD OF TRUSTEES OF AIM GROWTH SERIES, EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED:

   [X] FOR ALL

   [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES

   [ ] FOR ALL EXCEPT

   To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

    01. Robert H. Graham     07. Edward K. Dunn, Jr.
    02. Frank S. Bayley      08. Jack M. Fields
    03. Ruth H. Quigley      09. Carl Frischling
    04. Bruce L. Crockett    10. Prema Mathai-Davis
    05. Owen Daly II         11. Lewis F. Pennock
    06. Albert R. Dowden     12. Louis S. Sklar

          -------------------

          -------------------

2.  TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS, INC.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

3. TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN A I M ADVISORS, INC. AND INVESCO ASSET MANAGEMENT LIMITED.

    NOT APPLICABLE

4.  TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.

4a. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4b. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND
    BORROWING MONEY.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4c. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4d. MODIFICATION TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON INDUSTRY
    CONCENTRATION.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4e. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4f.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING
     COMMODITIES.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4g. MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4h. MODIFICATION OF FUNDAMENTAL POLICY ON INVESTMENT IN INVESTMENT COMPANIES.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

5.  TO APPROVE MAKING THE INVESTMENT OBJECTIVE OF THE FUND NON-FUNDAMENTAL.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

6. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2001.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

7. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



                             Is this vote correct?

                 ----------------------  ------------------
                  This Vote is Correct     Change My Vote
                 ----------------------  ------------------

[ ] Check this box and enter your e-mail address if you want to be
    e-mailed a copy of your vote. A confirmation will be sent after you click the "This Vote is Correct" button. E-mail:
                            ------------------------

                            ------------------------

PROXYCARD.COM
--------------------------------------------------------------------------------

Your vote has been submitted.


If you would like to vote another proxy, enter a control number below:


-------------

-------------


------
submit
------

AIM Global Trends Fund

                                                             RELATED LINKS

                                                             [ ] Proxy Statement
                                                                 (PDF)

                                                             [ ] Prospectus

                                                             [ ] Annual Report
                                                                 (PDF)

                                                             [ ] Back to Proxy
                                                                 Information

                                                             [ ] Online Proxy
                                                                 Voting

QUESTIONS & ANSWERS


     o    General Questions & Answers

     o Election of Twelve Individuals to the Board of Trustees

     o    Proposal for Approval of a New Investment
          Advisory Agreement

     o    Proposal to Change Fundamental Investment
          Restrictions

     o    Proposal to Make the Investment Objective Non-
          Fundamental

     o Proposal for Ratification of Selection of Independent Accountants


We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

     o    How do I vote?

     o    What kinds of changes are being proposed?

     o    How does the board recommend that I vote?

     o    Will these changes alter the way my fund is managed?

     o    Why should I vote?

     o    Has AIM contracted the services of a proxy solicitor?

     o    Will my vote be confidential using the online proxy voting system?

     o    How do I sign the proxy card?

     o    What is the deadline for voting?

HOW DO I VOTE?

Voting may take place in the following ways:

     o You may vote your shares at https://www.proxycard.com/aim2001 unless your shares are held through a broker, in which case you may vote your shares at https://www.proxyvote.com. Because Internet voting is the most economical way to vote your proxy, we encourage all our shareholders who can to use this method.

     o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailings.

     o You may call in your vote to Georgeson Shareholder Communications Inc. You may call 1-866-727-0852 for the 24-hour automated system; you will need the 12-digit control number from your proxy card.

     o    You may attend the meeting in person and vote your shares there.

                                                               Back to Questions

WHAT KINDS OF CHANGES ARE BEING PROPOSED?

You are asked to vote on:

     o Electing trustees of your fund. Trustees are responsible for the general oversight of the fund's business and for assuring that the fund is managed in the best interests of the fund's shareholders. Details are presented in the section of the proxy statement titled, "Election of Trustees".

     o Approving of a new advisory agreement with A I M Advisors, Inc. ("AIM"). Details are presented in the section of the proxy statement titled, "Approval of a New Investment Advisory Agreement."

     o Approving changes to fundamental investment restrictions of the Fund. Details are presented in the section of the proxy statement titled, "Approval of Changes to Fund's Fundamental Investment Restrictions".

     o Ratifying the board's selection of independent accountants. Details are presented in the section of the proxy statement titled, "Ratification of Selection of PricewaterhouseCoopers LLP as Independent Accountants".

AIM encourages you to read your proxy statement very carefully and other information on this website to see which specific changes are proposed.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                               Back to Questions

WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant impact on your fund's day-to-day management. Many of the proposed changes are designed to improve the consistency of language and policy across funds in The AIM Family of Funds--Registered Trademark--. These changes also provide the funds with increased flexibility to make changes in the future without incurring the expense of a shareholder meeting.

                                                               Back to Questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the August 17 shareholder meeting. If this happens, the fund may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

                                                               Back to Questions

HAS AIM CONTRACTED THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Georgeson Shareholder Communications Inc. as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

                                                               Back to Questions

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by Proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between Proxycard.com's Web server and the shareholder's computer.

     o CONTROL NUMBER - Each shareholder is required to enter his or her 12-digit control number. Proxycard.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).

     o FIREWALL - To protect the confidentiality of your account records, Proxycard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account specific data remain behind our firewall.

                                                               Back to Questions

HOW DO I SIGN THE PROXY CARD?

(Does not apply if voting by phone or Internet)

INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

JOINT ACCOUNTS: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee".

                                                               Back to Questions

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central Time August 17, 2001.

                                                               Back to Questions

--------------------------------------------------------------------------------

Election of Twelve Individuals to the Board of Trustees

     o    What am I being asked to vote on?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to elect twelve individuals to the board of trustees. The board has determined that it would be beneficial to have a board larger than three trustees. Expansion of the Board requires shareholder approval because, under the Investment Company Act of 1940, the Board may fill vacancies or appoint new trustees only, if, immediately thereafter, at least two-thirds of the trustees will have been elected by shareholders.

Details are presented in the section of the proxy statement, "Election of Trustees".

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

Proposal for Approval of a New Investment Advisory Agreement

     o    What am I being asked to vote on?

     o    What effect would it have on the fund's fee schedule?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve a new advisory agreement between AIM and the company of which your fund is a series. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the polices and control of the trustees. The advisory agreement can only be amended with shareholder approval.

                                                               Back to Questions

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the fee schedule applicable to your fund, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board and would be deducted from any additional income generated from securities lending activities.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

Proposal to Change Fundamental Investment Restrictions

     o    What am I being asked to vote on?

     o What is the difference between a fundamental restriction and a non-fundamental restriction?

     o    Why are these changes being proposed?

     o    Where can I find further details about these changes?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve changes to your fund's fundamental investment restrictions. There are a number of investment restrictions that would be changed, and it would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL RESTRICTION AND A NON-FUNDAMENTAL RESTRICTION?

A fundamental restriction can be changed only with the approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental restriction can be changed with approval of only the fund's board.

                                                               Back to Questions

WHY ARE THESE CHANGES BEING PROPOSED?

     o The proposed fundamental restrictions will provide the fund with ability to operate under new interpretations of the Investment Company Act of 1940 or pursuant to exemptive relief from the Securities and Exchange Commission without receiving prior shareholder approval.

     o The proposed changes will make investment restrictions more consistent across all AIM funds.

Accordingly, the board believes changing these restrictions will enable the fund to be managed more efficiently. In addition, this change will reduce the number of restrictions that require a shareholder vote to be changed. Therefore, each fund will be able to avoid the cost and delays associated with such a vote, and thus be more flexible in the future.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Details are provided in the section of the proxy statement titled, "Approval of Changes to the Fundamental Investment Restrictions".

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

Proposal to Make the Investment Objective Non-Fundamental

     o    What am I being asked to vote on?

     o What is the difference between a fundamental objective and a non-fundamental objective?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve a change to your fund's investment objective to make it non-fundamental.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL OBJECTIVE AND A NON-FUNDAMENTAL OBJECTIVE?

A fundamental objective can be changed only with approval of both the fund's board and its shareholders, through a proxy statement such as this one. If the fund's investment objective is non-fundamental, the board will be able to change your fund's investment objective in the future without incurring the time and costs of a shareholder vote.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

Proposal for Ratification of Selection of Independent Accountants

     o    What am I being asked to vote on?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to ratify the board's selection of PricewaterhouseCoopers LLP as independent accountants for the fund for the fiscal year ending in 2001. Details are presented in the section of the proxy statement titled, "Ratification of Selection of PricewaterhouseCoopers LLP as Independent Accountants".

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------


      [GRAPHIC] Copyright A I M Management Group Inc. All Rights Reserved.

Proxy Information

In June, shareholders of certain AIM Funds were mailed a proxy statement asking for approval for some or all of the following proposals:

         (1) to make investment restriction language consistent across all AIM Funds;
         (2) to change fund investment policy language from fundamental to nonfundamental;
         (3) to approve a new advisory agreement;
         (4) to approve a new master sub-advisory agreement and to approve a new master sub-sub-advisory agreement;
         (5) to combine certain funds and transfer assets and liabilities;
         (6) the ratification of independent accountants; and
         (7) to elect twelve individuals to the Board of Trustees. The proxy statement contains disclosure information about the proposals for which votes are being solicited.

Please select one of the funds from the drop down menu below to read answers to common questions regarding your fund's proxy vote, to view Prospectuses and Annual Reports.

                                   [GRAPHIC]

         AIM Advisor Flex Fund
         AIM Basic Value Fund
         AIM Developing Markets Fund
         AIM Euroland Growth Fund
         AIM Floating Rate Fund
         AIM Global Consumer Products and Services Fund
         AIM Global Financial Services Fund
         AIM Global Health Care Fund
         AIM Global Infrastructure Fund
         AIM Global Resources Fund
         AIM Global Telecommunications and Technology Fund
         AIM Global Trends Fund
         AIM Japan Growth Fund
         AIM Latin American Growth Fund
         AIM Mid Cap Equity Fund
         AIM Small Cap Growth Fund
         AIM Strategic Income Fund
         AIM Tax-Exempt Bond Fund of Connecticut

--------------------------------------------------------------------------------

YOU MAY CAST YOUR VOTE BY ANY OF THE FOLLOWING METHODS:

                                   [GRAPHIC]

         Online Proxy Voting. Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

         Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

         Call toll free 1-866-727-0852. Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

However you chose to vote, it is important that you vote now to save the expense of additional solicitations.

--------------------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS...

If you have any questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at 1-800-454-0327 any business day between 7:30 a.m. and 5:30 p.m. Central Time.

If we do not receive your vote after a reasonable amount of time, a representative from our proxy solicitation firm, Georgeson Shareholder Communications Inc. may contact you to remind you to exercise your right to vote.

--------------------------------------------------------------------------------

      [GRAPHIC] Copyright A I M Management Group Inc. All Rights Reserved.

PROXYCARD.COM
-------------------------------------------------------------------------------

Welcome to Proxycard.com, the fastest and most convenient way to vote your proxy--over the internet. To vote your shares, follow these four easy steps:

1. Review the proxy statement you received in the mail.
2. Enter the control number printed on your proxy card below.
3. Complete your internet proxy card and submit your vote. Don't forget to click the "This Vote is correct'' button.
4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

------------------

------------------


------
submit
------

PROXYCARD.COM
--------------------------------------------------------------------------------



                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                             AIM GLOBAL TRENDS FUND

                        (A PORTFOLIO OF AIM SERIES TRUST)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                AUGUST 17, 2001


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM AND GARY T. CRUM, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 17, 2001, AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

                        --------------------------------
                        Click to Vote FOR all Proposals.
                        --------------------------------

1. TO ELECT TWELVE INDIVIDUALS TO THE BOARD OF TRUSTEES OF AIM SERIES TRUST, EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED:

   [ ] FOR ALL

   [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES

   [ ] FOR ALL EXCEPT

   To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

01. Robert H. Graham     07. Edward K. Dunn, Jr.
02. Frank S. Bayley      08. Jack M. Fields
03. Ruth H. Quigley      09. Carl Frischling
04. Bruce L. Crockett    10. Prema Mathai-Davis
05. Owen Daly II         11. Lewis F. Pennock
06. Albert R. Dowden     12. Louis S. Sklar

         -----------------------

         -----------------------

2.  TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS, INC.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

3. TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN A I M ADVISORS, INC. AND INVESCO ASSET MANAGEMENT LIMITED.
    NOT APPLICABLE.

4.  TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.

4a. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION.
    NOT APPLICABLE.

4b. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND
    BORROWING MONEY.
    NOT APPLICABLE.


4c. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.
    NOT APPLICABLE.


4d. MODIFICATION TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON INDUSTRY
    CONCENTRATION.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4e. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.
    NOT APPLICABLE.

4f.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING
     COMMODITIES.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4g. MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4h. MODIFICATION OF FUNDAMENTAL POLICY ON INVESTMENT IN INVESTMENT COMPANIES.
    NOT APPLICABLE.

5.  TO APPROVE MAKING THE INVESTMENT OBJECTIVE OF THE FUND NON-FUNDAMENTAL.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

6. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2001.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

7. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



                                 --------------
                                 Submit My Vote
                                 --------------

PROXYCARD.COM
--------------------------------------------------------------------------------

            THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR
         CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE
           PAGE. TO MAKE CHANGES USE THE BUTTON BELOW. YOU MAY PRINT
            OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE
                                E-MAILED TO YOU.

                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                             AIM GLOBAL TRENDS FUND

                       (A PORTFOLIO OF AIM SERIES TRUST)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                AUGUST 17, 2001


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM AND GARY T. CRUM, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 17, 2001, AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.


1. TO ELECT TWELVE INDIVIDUALS TO THE BOARD OF TRUSTEES OF AIM SERIES TRUST, EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED:

   [X] FOR ALL

   [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES

   [ ] FOR ALL EXCEPT

   To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

01. Robert H. Graham     07. Edward K. Dunn, Jr.
02. Frank S. Bayley      08. Jack M. Fields
03. Ruth H. Quigley      09. Carl Frischling
04. Bruce L. Crockett    10. Prema Mathai-Davis
05. Owen Daly II         11. Lewis F. Pennock
06. Albert R. Dowden     12. Louis S. Sklar


2.  TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS, INC.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

3. TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN A I M ADVISORS, INC. AND INVESCO ASSET MANAGEMENT LIMITED.
    NOT APPLICABLE

4.  TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.

4a. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION.

    NOT APPLICABLE

4b. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND
    BORROWING MONEY.

    NOT APPLICABLE

4c. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

    NOT APPLICABLE

4d. MODIFICATION TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON INDUSTRY
    CONCENTRATION.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4e. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.

    NOT APPLICABLE

4f.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING
     COMMODITIES.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4g. MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4h. MODIFICATION OF FUNDAMENTAL POLICY ON INVESTMENT IN INVESTMENT COMPANIES.

    NOT APPLICABLE

5.  TO APPROVE MAKING THE INVESTMENT OBJECTIVE OF THE FUND NON-FUNDAMENTAL.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

6. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2001.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

7. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



                             Is this vote correct?

                 ----------------------  ------------------
                  This Vote is Correct     Change My Vote
                 ----------------------  ------------------

[ ] Check this box and enter your e-mail address if you want to be
    e-mailed a copy of your vote. A confirmation will be sent after you click the "This Vote is Correct" button. E-mail:
                            ------------------------

                            ------------------------

PROXYCARD.COM
--------------------------------------------------------------------------------

Your vote has been submitted.


If you would like to vote another proxy, enter a control number below:


-------------

-------------


------
submit
------

AIM Global Health Care Fund

                                                             RELATED LINKS

                                                             [ ] Proxy Statement
                                                                 (PDF)

                                                             [ ] Prospectus

                                                             [ ] Annual Report
                                                                 (PDF)

                                                             [ ] Back to Proxy
                                                                 Information

                                                             [ ] Online Proxy
                                                                 Voting


QUESTIONS & ANSWERS


     o    General Questions & Answers

     o Election of Twelve Individuals to the Board of Trustees

     o    Proposal for Approval of a New Investment
          Advisory Agreement

     o    Proposal to Change Fundamental Investment
          Restrictions

     o    Proposal to Make the Investment Objective Non-
          Fundamental

     o Proposal for Ratification of Selection of Independent Accountants


We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

     o    How do I vote?

     o    What kinds of changes are being proposed?

     o    How does the board recommend that I vote?

     o    Will these changes alter the way my fund is managed?

     o    Why should I vote?

     o    Has AIM contracted the services of a proxy solicitor?

     o    Will my vote be confidential using the online proxy voting system?

     o    How do I sign the proxy card?

     o    What is the deadline for voting?

HOW DO I VOTE?

Voting may take place in the following ways:

     o You may vote your shares at https://www.proxycard.com/aim2001 unless your shares are held through a broker, in which case you may vote your shares at https://www.proxyvote.com. Because Internet voting is the most economical way to vote your proxy, we encourage all our shareholders who can to use this method.

     o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailings.

     o You may call in your vote to Georgeson Shareholder Communications Inc. You may call 1-866-727-0852 for the 24-hour automated system; you will need the 12-digit control number from your proxy card.

     o    You may attend the meeting in person and vote your shares there.


                                                               Back to Questions

WHAT KINDS OF CHANGES ARE BEING PROPOSED?

You are asked to vote on:

     o Electing trustees of your fund. Trustees are responsible for the general oversight of the fund's business and for assuring that the fund is managed in the best interests of the fund's shareholders. Details are presented in the section of the proxy statement titled, "Election of Trustees".

     o Approving a new advisory agreement with A I M Advisors, Inc. ("AIM"). Details are presented in the section of the proxy statement titled, "Approval of a New Investment Advisory Agreement".

     o Approving changes to fundamental investment restrictions of the Fund. Details are presented in the section of the proxy statement titled, "Approval of Changes to Fund's Fundamental Investment Restrictions".

     o Approving making the investment objective of the Fund non-fundamental. Details are presented in the section of the proxy statements titled, "Approval of making the Fund's Investment Objective Non-Fundamental".

     o Ratifying the board's selection of independent accountants. Details are presented in the section of the proxy statement titled, "Ratification of Selection of PricewaterhouseCoopers LLP as Independent Accountants".

AIM encourages you to read your proxy statement and other information very carefully on this website to see which specific changes are proposed.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                               Back to Questions

WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant impact on your fund's day-to-day management. Many of the proposed changes are designed to improve the consistency of language and policy across funds in The AIM Family of Funds--Registered Trademark--. These changes also provide the funds with increased flexibility to make changes in the future without incurring the expense of a shareholder meeting.

                                                               Back to Questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the August 17 shareholder meeting. If this happens, the fund may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

                                                               Back to Questions

HAS AIM CONTRACTED THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Georgeson Shareholder Communications Inc. as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

                                                               Back to Questions

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by Proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between Proxycard.com's Web server and the shareholder's computer.

     o CONTROL NUMBER - Each shareholder is required to enter his or her 12-digit control number. Proxycard.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).

     o FIREWALL - To protect the confidentiality of your account records, Proxycard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account specific data remain behind our firewall.

                                                               Back to Questions

HOW DO I SIGN THE PROXY CARD?

(Does not apply if voting by phone or Internet)

INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

JOINT ACCOUNTS: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee".

                                                               Back to Questions

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central Time August 17, 2001.

                                                               Back to Questions

--------------------------------------------------------------------------------

Election of Twelve Individuals to the Board of Trustees

     o    What am I being asked to vote on?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to elect twelve individuals to the board of trustees. The board has determined that it would be beneficial to have a board larger than three trustees. Expansion of the Board requires shareholder approval because, under the Investment Company Act of 1940, the Board may fill vacancies or appoint new trustees only, if, immediately thereafter, at least two-thirds of the trustees will have been elected by shareholders.

Details are presented in the section of the proxy statement, "Election of Trustees".

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

Proposal for Approval of a New Investment Advisory Agreement

     o    What am I being asked to vote on?

     o    What effect would it have on the fund's fee schedule?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve a new advisory agreement between AIM and the company of which your fund is a series. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the polices and control of the trustees. The advisory agreement can only be amended with shareholder approval.

                                                               Back to Questions

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the fee schedule applicable to your fund, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board and would be deducted from any additional income generated from securities lending activities.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

Proposal to Change Fundamental Investment Restrictions

     o    What am I being asked to vote on?

     o What is the difference between a fundamental restriction and a non-fundamental restriction?

     o    Why are these changes being proposed?

     o    Where can I find further details about these changes?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve changes to your fund's fundamental investment restrictions. There are a number of investment restrictions that would be changed, and it would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully.

                                                               Back to Questions


WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL RESTRICTION AND A NON-FUNDAMENTAL RESTRICTION?

A fundamental restriction can be changed only with the approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental restriction can be changed with approval of only the fund's board.

                                                               Back to Questions

WHY ARE THESE CHANGES BEING PROPOSED?

     o The proposed fundamental restrictions will provide the Fund with the ability to operate under new interpretations of the Investment Company Act of 1940 or pursuant to exemptive relief from the Securities and Exchange Commission without receiving prior shareholder approval.

     o The proposed changes will make investment restrictions more consistent across all AIM funds.

Accordingly, the board believes changing these restrictions will enable the fund to be managed more efficiently. In addition, this change will reduce the number of restrictions that require a shareholder vote to be changed. Therefore, the fund will be able to avoid the cost and delays associated with such a vote, and thus be more flexible in the future.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Details are provided in the section of the proxy statement titled "Changes to the Fundamental Investment Restrictions".

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

Proposal to Make the Investment Objective Non-Fundamental

     o    What am I being asked to vote on?

     o What is the difference between a fundamental objective and a non-fundamental objective?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve a change to your fund's investment objective to make it non-fundamental.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL OBJECTIVE AND A NON-FUNDAMENTAL OBJECTIVE?

A fundamental objective can be changed only with approval of both the fund's board and its shareholders, through a proxy statement such as this one. If the fund's investment objective is non-fundamental, the board will be able to change your fund's investment objective in the future without incurring the time and costs of a shareholder vote.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

Proposal for Ratification of Selection of Independent Accountants

     o    What am I being asked to vote on?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to ratify the board's selection of PricewaterhouseCoopers LLP as independent accountants for the fund for the fiscal year ending in 2001.

Details are presented in the section of the proxy statement titled "Ratification of Selection of PricewaterhouseCoopers LLP as Independent Accountants".

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions


--------------------------------------------------------------------------------

      [GRAPHIC] Copyright A I M Management Group Inc. All Rights Reserved.

Proxy Information

In June, shareholders of certain AIM Funds were mailed a proxy statement asking for approval for some or all of the following proposals:

         (1) to make investment restriction language consistent across all AIM Funds;
         (2) to change fund investment policy language from fundamental to nonfundamental;
         (3) to approve a new advisory agreement;
         (4) to approve a new master sub-advisory agreement and to approve a new master sub-sub-advisory agreement;
         (5) to combine certain funds and transfer assets and liabilities;
         (6) the ratification of independent accountants; and
         (7) to elect twelve individuals to the Board of Trustees. The proxy statement contains disclosure information about the proposals for which votes are being solicited.

Please select one of the funds from the drop down menu below to read answers to common questions regarding your fund's proxy vote, to view Prospectuses and Annual Reports.

                                   [GRAPHIC]

         AIM Advisor Flex Fund
         AIM Basic Value Fund
         AIM Developing Markets Fund
         AIM Euroland Growth Fund
         AIM Floating Rate Fund
         AIM Global Consumer Products and Services Fund
         AIM Global Financial Services Fund
         AIM Global Health Care Fund
         AIM Global Infrastructure Fund
         AIM Global Resources Fund
         AIM Global Telecommunications and Technology Fund
         AIM Global Trends Fund
         AIM Japan Growth Fund
         AIM Latin American Growth Fund
         AIM Mid Cap Equity Fund
         AIM Small Cap Growth Fund
         AIM Strategic Income Fund
         AIM Tax-Exempt Bond Fund of Connecticut

--------------------------------------------------------------------------------

YOU MAY CAST YOUR VOTE BY ANY OF THE FOLLOWING METHODS:

                                   [GRAPHIC]

         Online Proxy Voting. Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

         Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

         Call toll free 1-866-727-0852. Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

However you chose to vote, it is important that you vote now to save the expense of additional solicitations.

--------------------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS...

If you have any questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at 1-800-454-0327 any business day between 7:30 a.m. and 5:30 p.m. Central Time.

If we do not receive your vote after a reasonable amount of time, a representative from our proxy solicitation firm, Georgeson Shareholder Communications Inc. may contact you to remind you to exercise your right to vote.

--------------------------------------------------------------------------------

      [GRAPHIC] Copyright A I M Management Group Inc. All Rights Reserved.

PROXYCARD.COM
-------------------------------------------------------------------------------

Welcome to Proxycard.com, the fastest and most convenient way to vote your proxy--over the internet. To vote your shares, follow these four easy steps:

1. Review the proxy statement you received in the mail.
2. Enter the control number printed on your proxy card below.
3. Complete your internet proxy card and submit your vote. Don't forget to click the "This Vote is correct'' button.
4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

------------------

------------------


------
submit
------

PROXYCARD.COM
--------------------------------------------------------------------------------

                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                           AIM GLOBAL HEALTH CARE FUND

                       (A PORTFOLIO OF AIM INVESTMENT FUNDS)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                AUGUST 17, 2001


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM AND GARY T. CRUM, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 17, 2001, AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF THE PROPOSAL.

                     --------------------------------------
                        Click to vote FOR all Proposals.
                     --------------------------------------


1. TO ELECT TWELVE INDIVIDUALS TO THE BOARD OF TRUSTEES OF AIM INVESTMENT FUNDS, EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND
   QUALIFIED:

   [ ] FOR ALL

   [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES

   [ ] FOR ALL EXCEPT

   To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

01. Robert H. Graham     07. Edward K. Dunn, Jr.
02. Frank S. Bayley      08. Jack M. Fields
03. Ruth H. Quigley      09. Carl Frischling
04. Bruce L. Crockett    10. Prema Mathai-Davis
05. Owen Daly II         11. Lewis F. Pennock
06. Albert R. Dowden     12. Louis S. Sklar

    -----------------------------

    -----------------------------

2.  TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS, INC.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

3. TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN A I M ADVISORS, INC. AND INVESCO ASSET MANAGEMENT LIMITED.
    NOT APPLICABLE

4.  TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.

4A. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4B. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND
    BORROWING MONEY.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4C. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4D. MODIFICATION TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON INDUSTRY
    CONCENTRATION.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4E. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4F.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING
     COMMODITIES.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4G. MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4H. MODIFICATION OF FUNDAMENTAL POLICY ON INVESTMENT IN INVESTMENT COMPANIES.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

5.  TO APPROVE MAKING THE INVESTMENT OBJECTIVE OF THE FUND NON-FUNDAMENTAL.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

6. TO RATIFY THE SELECTION FOR PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2001.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

7. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



                                 --------------
                                 Submit My Vote
                                 --------------

PROXYCARD.COM
--------------------------------------------------------------------------------

            THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR
         CARD BY CLICKING. "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE
           PAGE. TO MAKE CHANGES USE THE BUTTON BELOW. YOU MAY PRINT
            OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE
                                E-MAILED TO YOU.

                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                           AIM GLOBAL HEALTH CARE FUND

                     (A PORTFOLIO OF AIM INVESTMENT FUNDS)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                AUGUST 17, 2001


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM AND GARY T. CRUM, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 17, 2001, AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.


1. TO ELECT TWELVE INDIVIDUALS TO THE BOARD OF TRUSTEES OF AIM INVESTMENT FUNDS, EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED:

   [X] FOR ALL

   [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES

   [ ] FOR ALL EXCEPT

   To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

    01. Robert H. Graham     07. Edward K. Dunn, Jr.
    02. Frank S. Bayley      08. Jack M. Fields
    03. Ruth H. Quigley      09. Carl Frischling
    04. Bruce L. Crockett    10. Prema Mathai-Davis
    05. Owen Daly II         11. Lewis F. Pennock
    06. Albert R. Dowden     12. Louis S. Sklar

          -------------------

          -------------------

2.  TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS, INC.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

3. TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN A I M ADVISORS, INC. AND INVESCO ASSET MANAGEMENT LIMITED.

    NOT APPLICABLE

4.  TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.

4a. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4b. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND
    BORROWING MONEY.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4c. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4d. MODIFICATION TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON INDUSTRY
    CONCENTRATION.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4e. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4f.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING
     COMMODITIES.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4g. MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4h. MODIFICATION OF FUNDAMENTAL POLICY ON INVESTMENT IN INVESTMENT COMPANIES.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

5.  TO APPROVE MAKING THE INVESTMENT OBJECTIVE OF THE FUND NON-FUNDAMENTAL.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

6. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2001.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

7. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



                             Is this vote correct?

                 ----------------------  ------------------
                  This Vote is Correct     Change My Vote
                 ----------------------  ------------------

[ ] Check this box and enter your e-mail address if you want to be
    e-mailed a copy of your vote. A confirmation will be sent after you click the "This Vote is Correct" button. E-mail:
                            ------------------------

                            ------------------------

PROXYCARD.COM
--------------------------------------------------------------------------------

Your vote has been submitted.


If you would like to vote another proxy, enter a control number below:


-------------

-------------


------
submit
------

AIM Global Telecommunications and Technology Fund

                                                           RELATED LINKS

                                                           [ ] Proxy Statement
                                                               (PDF)

                                                           [ ] Prospectus

                                                           [ ] Annual Report
                                                               (PDF)

                                                           [ ] Back to Proxy
                                                               Information

                                                           [ ] Online Proxy
                                                               Voting

QUESTIONS & ANSWERS

         o        General Questions & Answers

         o        Election of Twelve Individuals to the Board of Trustees

         o        Proposal for Approval of a New Investment Advisory Agreement

         o        Proposal for Changing Fundamental Investment Restrictions

         o        Proposal to Make the Investment Objective Non-Fundamental

         o        Proposal for Ratification of Selection of Independent
                  Accountants

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

         o        How do I vote?

         o        What kinds of changes are being proposed?

         o        How does the board recommend that I vote?

         o        Will these changes alter the way my fund is managed?

         o        Why should I vote?

         o        Has AIM contracted the services of a proxy solicitor?

         o Will my vote be confidential using the online proxy voting system?

         o        How do I sign the proxy card?

         o        What is the deadline for voting?

HOW DO I VOTE?

Voting may take place in the following ways:

         o You may vote your shares at https://www.proxycard.com/aim2001 unless your shares are held through a broker, in which case you may vote your shares at https://www.proxyvote.com. Because Internet voting is the most economical way to vote your proxy, we encourage all our shareholders who can to use this method.

         o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailings.

         o You may call in your vote to Georgeson Shareholder Communications Inc. You may call 1-866-727-0852 for the 24-hour automated system; you will need the 12-digit control number from your proxy card.

         o You may attend the meeting in person and vote your shares there.

                                                               Back to Questions

WHAT KINDS OF CHANGES ARE BEING PROPOSED?

You are asked to vote on:

         o Electing trustees of your fund. Trustees are responsible for the general oversight of the fund's business and for assuring that the fund is managed in the best interests of the fund's shareholders. Details are presented in the section of the proxy statement titled, "Election of Trustees".

         o Approving of a new advisory agreement with A I M Advisors, Inc. ("AIM"). Details are presented in the section of the proxy statement titled, "Approval of a New Investment Advisory Agreement".

         o Approving changes to fundamental investment restrictions of the Fund. Details are presented in the section of the proxy statement titled, "Approval of Changes to Fund's Fundamental Investment Restrictions".

         o Approving making the investment objective of the Fund non-fundamental. Details are presented in the section of the proxy statement titled, "Approval of Making the Fund's Investment Objective Non-Fundamental."

         o        Ratifying the board's selection of independent accountants.
                  Details are presented in the section of the proxy statement titled, "Ratification of Selection of PricewaterhouseCoopers LLP as Independent Accountants".

AIM encourages you to read your proxy statement and other information on this website very carefully to see which specific changes are proposed.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                               Back to Questions

WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant impact on your fund's day-to-day management. Many of the proposed changes are designed to improve the consistency of language and policy across funds in The AIM Family of Funds--Registered Trademark--. These changes also provide the funds with increased flexibility to make changes in the future without incurring the expense of a shareholder meeting.

                                                               Back to Questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the August 17 shareholder meeting. If this happens, the fund may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

                                                               Back to Questions

HAS AIM CONTRACTED THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Georgeson Shareholder Communications Inc. as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

                                                               Back to Questions

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by Proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

         o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between Proxycard.com's Web server and the shareholder's computer.

         o CONTROL NUMBER - Each shareholder is required to enter his or her 12-digit control number. Proxycard.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).

         o FIREWALL - To protect the confidentiality of your account records, Proxycard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account specific data remain behind our firewall.

                                                               Back to Questions

HOW DO I SIGN THE PROXY CARD?

(Does not apply if voting by phone or Internet)

INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

JOINT ACCOUNTS: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee".

                                                               Back to Questions

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central Time August 17, 2001.

                                                               Back to Questions

--------------------------------------------------------------------------------

Election of Twelve Individuals to the Board of Trustees

         o        What am I being asked to vote on?

         o        How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to elect twelve individuals to the board of trustees. The board has determined that it would be beneficial to have a board larger than three trustees. Expansion of the Board requires shareholder approval because, under the Investment Company Act of 1940, the Board may fill vacancies or appoint new trustees only, if, immediately thereafter, at least two-thirds of the trustees will have been elected by shareholders.

Details are presented in the section of the proxy statement, "Election of Trustees".

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

Proposal for Approval of a New Investment Advisory Agreement

         o        What am I being asked to vote on?

         o        What effect would it have on the fund's fee schedule?

         o        How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve a new advisory agreement between AIM and the company of which your fund is a series. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the polices and control of the trustees. The advisory agreement can only be amended with shareholder approval.

                                                               Back to Questions

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the fee schedule applicable to your fund, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board and would be deducted from any additional income generated from securities lending activities.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

Proposal for Changing Fundamental Investment Restrictions

         o        What am I being asked to vote on?

         o What is the difference between a fundamental restriction and a non-fundamental restriction?

         o        Why are these changes being proposed?

         o        Where can I find further details about these changes?

         o        How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve changes to your fund's fundamental investment restrictions. There are a number of investment restrictions that would be changed, and it would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL RESTRICTION AND A NON-FUNDAMENTAL RESTRICTION?

A fundamental restriction can be changed only with the approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental restriction can be changed with approval of only the fund's board.

                                                               Back to Questions

WHY ARE THESE CHANGES BEING PROPOSED?

         o The proposed fundamental restrictions will provide the Fund with the ability to operate under new interpretations of the Investment Company Act of 1940 or pursuant to exemptive relief from the Securities and Exchange Commission without receiving prior shareholder approval.

         o The proposed changes will make investment restrictions more consistent across all AIM funds.

Accordingly, the board believes changing these restrictions will enable the fund to be managed more efficiently. In addition, this change will reduce the number of restrictions that require a shareholder vote to be changed. Therefore, each fund will be able to avoid the cost and delays associated with such a vote, and thus be more flexible in the future.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Details are provided in the section of the proxy statement titled, "Changes to the Fundamental Investment Restrictions".

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

Proposal to Make the Investment Objective Non-Fundamental

         o        What am I being asked to vote on?

         o What is the difference between a fundamental objective and a non-fundamental objective?

         o        How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve a change to your fund's investment objective to make it non-fundamental.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL OBJECTIVE AND A NON-FUNDAMENTAL OBJECTIVE?

A fundamental objective can be changed only with approval of both the fund's board and its shareholders, through a proxy statement such as this one. If the fund's investment objective is non-fundamental, the board will be able to change your fund's investment objective in the future without incurring the time and costs of a shareholder vote.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

Proposal for Ratification of Selection of Independent Accountants

         o        What am I being asked to vote on?

         o        How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to ratify the board's selection of PricewaterhouseCoopers LLP as independent accountants for the fund for the fiscal year ending in 2001.

Details are presented in the section of the proxy statement titled "Ratification of Selection of PricewaterhouseCoopers LLP as Independent Accountants".

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

      [GRAPHIC] Copyright A I M Management Group Inc. All Rights Reserved.

Proxy Information

In June, shareholders of certain AIM Funds were mailed a proxy statement asking for approval for some or all of the following proposals:

         (1) to make investment restriction language consistent across all AIM Funds;
         (2) to change fund investment policy language from fundamental to nonfundamental;
         (3) to approve a new advisory agreement;
         (4) to approve a new master sub-advisory agreement and to approve a new master sub-sub-advisory agreement;
         (5) to combine certain funds and transfer assets and liabilities;
         (6) the ratification of independent accountants; and
         (7) to elect twelve individuals to the Board of Trustees. The proxy statement contains disclosure information about the proposals for which votes are being solicited.

Please select one of the funds from the drop down menu below to read answers to common questions regarding your fund's proxy vote, to view Prospectuses and Annual Reports.

                                   [GRAPHIC]

         AIM Advisor Flex Fund
         AIM Basic Value Fund
         AIM Developing Markets Fund
         AIM Euroland Growth Fund
         AIM Floating Rate Fund
         AIM Global Consumer Products and Services Fund
         AIM Global Financial Services Fund
         AIM Global Health Care Fund
         AIM Global Infrastructure Fund
         AIM Global Resources Fund
         AIM Global Telecommunications and Technology Fund
         AIM Global Trends Fund
         AIM Japan Growth Fund
         AIM Latin American Growth Fund
         AIM Mid Cap Equity Fund
         AIM Small Cap Growth Fund
         AIM Strategic Income Fund
         AIM Tax-Exempt Bond Fund of Connecticut

--------------------------------------------------------------------------------

YOU MAY CAST YOUR VOTE BY ANY OF THE FOLLOWING METHODS:

                                   [GRAPHIC]

         Online Proxy Voting. Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

         Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

         Call toll free 1-866-727-0852. Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

However you chose to vote, it is important that you vote now to save the expense of additional solicitations.

--------------------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS...

If you have any questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at 1-800-454-0327 any business day between 7:30 a.m. and 5:30 p.m. Central Time.

If we do not receive your vote after a reasonable amount of time, a representative from our proxy solicitation firm, Georgeson Shareholder Communications Inc. may contact you to remind you to exercise your right to vote.

--------------------------------------------------------------------------------

      [GRAPHIC] Copyright A I M Management Group Inc. All Rights Reserved.

PROXYCARD.COM
-------------------------------------------------------------------------------

Welcome to Proxycard.com, the fastest and most convenient way to vote your proxy--over the internet. To vote your shares, follow these four easy steps:

1. Review the proxy statement you received in the mail.
2. Enter the control number printed on your proxy card below.
3. Complete your internet proxy card and submit your vote. Don't forget to click the "This Vote is correct'' button.
4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

------------------

------------------


------
submit
------

PROXYCARD.COM
--------------------------------------------------------------------------------

                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                          AIM GLOBAL TELECOMMUNICATIONS
                                      AND
                                 TECHNOLOGY FUND

                     (A PORTFOLIO OF AIM INVESTMENT FUNDS)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                AUGUST 17, 2001


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM AND GARY T. CRUM, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 17, 2001, AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

                     --------------------------------------
                        Click to vote FOR all Proposals.
                     --------------------------------------


1. TO ELECT TWELVE INDIVIDUALS TO THE BOARD OF TRUSTEES OF AIM INVESTMENT FUNDS, EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED:

   [ ] FOR ALL

   [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES

   [ ] FOR ALL EXCEPT

   To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

   01. Robert H. Graham     07. Edward K. Dunn, Jr.
   02. Frank S. Bayley      08. Jack M. Fields
   03. Ruth H. Quigley      09. Carl Frischling
   04. Bruce L. Crockett    10. Prema Mathai-Davis

05. Owen Daly II         11. Lewis F. Pennock
06. Albert R. Dowden     12. Louis S. Sklar

                     --------------------------------------

                     --------------------------------------

2.  TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS, INC.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

3. TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN A I M ADVISORS, INC. AND INVESCO ASSET MANAGEMENT LIMITED.

    NOT APPLICABLE

4.  TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.

4a. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4b. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND
    BORROWING MONEY.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4c. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4d. MODIFICATION TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON INDUSTRY
    CONCENTRATION.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4e. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4f.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING
     COMMODITIES.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4g. MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4h. MODIFICATION OF FUNDAMENTAL POLICY ON INVESTMENT IN INVESTMENT COMPANIES.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

5.  TO APPROVE MAKING THE INVESTMENT OBJECTIVE OF THE FUND NON-FUNDAMENTAL.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

6. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2001.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

7. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



                                 --------------
                                 Submit My Vote
                                 --------------

PROXYCARD.COM
--------------------------------------------------------------------------------

 THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS
   VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE
                                E-MAILED TO YOU.



                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                          AIM GLOBAL TELECOMMUNICATIONS
                                      AND
                                TECHNOLOGY FUND

                     (A PORTFOLIO OF AIM INVESTMENT FUNDS)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                AUGUST 17, 2001


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM AND GARY T. CRUM, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 17, 2001, AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

1. TO ELECT TWELVE INDIVIDUALS TO THE BOARD OF TRUSTEES OF AIM INVESTMENT FUNDS, EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED:

   [X] FOR ALL

   [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES

   [ ] FOR ALL EXCEPT

    To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

    01. Robert H. Graham     07. Edward K. Dunn, Jr.
    02. Frank S. Bayley      08. Jack M. Fields
    03. Ruth H. Quigley      09. Carl Frischling
    04. Bruce L. Crockett    10. Prema Mathai-Davis
    05. Owen Daly II         11. Lewis F. Pennock
    06. Albert R. Dowden     12. Louis S. Sklar


2.  TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS, INC.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

3. TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN A I M ADVISORS, INC. AND INVESCO ASSET MANAGEMENT LIMITED.

    NOT APPLICABLE

4.  TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.

4a. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN


4b. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND
    BORROWING MONEY.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4c. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4d. MODIFICATION TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON INDUSTRY
    CONCENTRATION.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4e. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4f.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING
     COMMODITIES.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4g. MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4h. MODIFICATION OF FUNDAMENTAL POLICY ON INVESTMENT IN INVESTMENT COMPANIES.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

5.  TO APPROVE MAKING THE INVESTMENT OBJECTIVE OF THE FUND NON-FUNDAMENTAL.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

6. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2001.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

7. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



                              Is this vote correct?


               --------------------               --------------
               This Vote is Correct               Change My Vote
               --------------------               --------------

       [ ] Check this box and enter your e-mail address if you want to be e-mailed a copy of your vote. A confirmation wil be sent after you click the "This Vote is Correct" button. E-mail:

                               ------------------

                               ------------------

PROXYCARD.COM
--------------------------------------------------------------------------------

Your vote has been submitted.


If you would like to vote another proxy, enter a control number below:


-------------

-------------


------
submit
------

AIM Developing Markets Fund


QUESTIONS & ANSWERS

    o General Questions & Answers
    o Election of Twelve Individuals to the Board of Trustees
    o Proposal for Approval of a New Investment Advisory Agreement
    o Proposal for Approval of a New Sub-Advisory Agreement
    o Proposal to Change Fundamental Investment Restrictions
    o Proposal to Make the Investment Objective Non-Fundamental and Changing the Investment Objective
    o Proposal for Ratification of Selection of Independent Accountants


Related Links

  [ ] Proxy Statement (PDF)
  [ ] Prospectus
  [ ] Annual Report (PDF)
  [ ] Back to Proxy Information
  [ ] Online Proxy Voting


We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

    o How do I vote?
    o What kinds of changes are being proposed?
    o How does the board recommend that I vote?
    o Will these changes alter the way my fund is managed?
    o Why should I vote?
    o Has AIM contracted the services of a proxy solicitor?
    o Will my vote be confidential using the online proxy voting system?
    o How do I sign the proxy card?
    o What is the deadline for voting?

HOW DO I VOTE?

Voting may take place in the following ways:

    o You may vote your shares at https://www.proxycard.com/aim2001 unless your shares are held through a broker, in which case you may vote your shares at https://www.proxyvote.com. Because Internet voting is the most economical way to vote your proxy, we encourage all our shareholders who can to use this method.
    o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailings.
    o You may call in your vote to Georgeson Shareholder Communications Inc. You may call 1-866-727-0852 for the 24-hour automated system; you will need the 12-digit control number from your proxy card.
    o You may attend the meeting in person and vote your shares there.

                                                               Back to Questions


WHAT KINDS OF CHANGES ARE BEING PROPOSED?

You are asked to vote on:

    o Electing trustees of your fund. Trustees are responsible for the general oversight of the fund's business and for assuring that the fund is managed in the best interests of the fund's shareholders. Details are presented in the section of the proxy statement titled, "Election of Trustees".

    o Approving of a new advisory agreement with A I M Advisors, Inc. ("AIM"). Details are presented in the section of the proxy statement titled, "Approval of a New Investment Advisory Agreement".

    o Approving of a new master sub-advisory agreement between AIM and INVESCO Asset Management Limited for AIM Developing Markets Fund. Details are presented in the section of the proxy statement titled, "Approval of New Sub-Advisory Agreement".

    o Approving changes to fundamental investment restrictions of the Fund. Details are presented in the section of the proxy statement titled, "Approval of Changes to Fund's Fundamental Investment Restrictions".

    o Approving making the investment objective of the Fund non-fundamental and changing the investment objectives. Details are presented in the section of the proxy statement titled, "Approval of Making the Fund's Investment Objective Non-Fundamental and Changing the Investment Objectives".

    o Ratifying the board's selection of independent accountants. Details are presented in the section of the proxy statement titled, "Ratification of Selection of PricewaterhouseCoopers LLP as Independent Accountants".

AIM encourages you to read your proxy statement and other information on this website very carefully to see which specific changes are proposed.

                                                               Back to Questions


HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends thatyou vote FOR all the proposals on the proxy card.

                                                               Back to Questions


WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant impact on your fund's day-to-day management. Many of the proposed changes are designed to improve the consistency of language and policy across funds in The AIM Family of Funds--Registered Trademark--. These changes also provide the funds with increased flexibility to make changes in the future without incurring the expense of a shareholder meeting.

                                                               Back to Questions


WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the August 17 shareholder meeting. If this happens, the fund may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

                                                               Back to Questions


HAS AIM CONTRACTED THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Georgeson Shareholder Communications Inc. as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

                                                               Back to Questions


WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by Proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

    o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between Proxycard.com's Web server and the shareholder's computer.

    o CONTROL NUMBER - Each shareholder is required to enter his or her 12-digit control number. Proxycard.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).

    o FIREWALL - To protect the confidentiality of your account records, Proxycard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account specific data remain behind our firewall.

                                                               Back to Questions

HOW DO I SIGN THE PROXY CARD?

(Does not apply if voting by phone or Internet)

INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

JOINT ACCOUNTS: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee".

                                                               Back to Questions

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central Time August 17, 2001.

                                                               Back to Questions

--------------------------------------------------------------------------------

Election of Twelve Individuals to the Board of Trustees

     o What am I being asked to vote on?
     o How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to elect twelve individuals to the board of trustees. The board has determined that it would be beneficial to have a board larger than three trustees. Expansion of the Board requires shareholder approval because, under the Investment Company Act of 1940, the Board may fill vacancies or appoint new trustees only, if, immediately thereafter, at least two-thirds of the trustees will have been elected by shareholders.

Details are presented in the section of the proxy statement, "Election of Trustees".

                                                               Back to Questions


HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

Proposal for Approval of a New Investment Advisory Agreement

     o What am I being asked to vote on?
     o What effect would it have on the fund's fee schedule?

     o How does the board recommend that I vote on this proposal?


WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve a new advisory agreement between AIM and the company of which your fund is a series. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the polices and control of the trustees. The advisory agreement can only be amended with shareholder approval.

                                                               Back to Questions

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the fee schedule applicable to your fund, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board and would be deducted from any additional income generated from securities lending activities.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

Proposal for Approval of a New Sub-Advisory Agreement

     o What am I being asked to vote on?
     o How does the proposed new sub-advisory agreement differ from the current sub-advisory agreement?
     o Will the new sub-advisory agreement change the way my fund is managed?
     o How does the board recommend that I vote on this proposal?


WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve a new sub-advisory agreement between AIM and your fund's current sub-advisor. The fund's current sub-advisor is INVESCO Asset Management Limited ("IAML"). Both IAML and AIM are subsidiaries of AMVESCAP. The current sub-advisory agreement, among other things, authorizes IAML to manage the investment and reinvestment of all assets, determine what securities to purchase or sell and provide investment analysis and research. The sub-advisory agreement can only be amended with shareholder approval.

                                                               Back to Questions


HOW DOES THE PROPOSED NEW SUB-ADVISORY AGREEMENT DIFFER FROM THE CURRENT SUB-ADVISORY AGREEMENT?

Among other things, it clarifies that the sub-advisor will provide a continuous investment program to all or a portion of the securities, investments and cash of the fund, and maintain compliance procedures. It also revises the compensation section so that the sub-advisor would receive an annual fee equal to a percentage of AIM's compensation on the sub-advised assets.

                                                               Back to Questions


WILL THE NEW SUB-ADVISORY AGREEMENT CHANGE THE WAY MY FUND IS MANAGED?

AIM does not expect the new sub-advisory agreement to have a significant input on your fund's day-to-day management.

                                                               Back to Questions


HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

Proposal to Change Fundamental Investment Restrictions

     o What am I being asked to vote on?
     o What is the difference between a fundamental restriction and a non-fundamental restriction?
     o Why are these changes being proposed?
     o Where can I find further details about these changes?
     o How does the board recommend that I vote on this proposal?


WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve changes to your fund's fundamental investment restrictions. There are a number of investment restrictions that would be changed, and it would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL RESTRICTION AND A NON-FUNDAMENTAL RESTRICTION?

A fundamental restriction can be changed only with the approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental restriction can be changed with approval of only the fund's board.

                                                               Back to Questions


WHY ARE THESE CHANGES BEING PROPOSED?

    o The proposed restrictions will provide the fund with the ability to operate under new interpretations of the Investment Company Act of 1940 or pursuant to exemptive relief from the Securities and Exchange Commission with receiving prior shareholder approval.

    o The proposed changes will make investment restrictions more consistent across all AIM funds.

Accordingly, the board believes changing these restrictions will enable the fund to be managed more efficiently. In addition, this change will reduce the number of restrictions that require a shareholder vote to be changed. Therefore, each fund will be able to avoid the cost and delays associated with such a vote, and thus be more flexible in the future.

                                                               Back to Questions


WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Details are provided in the section of the proxy statement titled, "Changes to the Fundamental Investment Restrictions".

                                                               Back to Questions


HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

Proposal to Make the Investment Objective Non-Fundamental and Changing the Investment Objective

     o What am I being asked to vote on?
     o What is the difference between a fundamental objective and a non-fundamental objective?

     o How does the board recommend that I vote on this proposal?


WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve changes to your fund's investment objective to make it non-fundamental and to eliminate the phrase "to the extent consistent with seeking growth of capital" from the end of the old investment objective. The Board believes this phrase to be redundant, and therefore considers this change to be an elimination of minor wording differences among similar AIM Funds.

                                                               Back to Questions


WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL OBJECTIVE AND A NON-FUNDAMENTAL OBJECTIVE?

A fundamental objective can be changed only with approval of both the fund's board and its shareholders, through a proxy statement such as this one. If the fund's investment objective is non-fundamental, the board will be able to change your fund's investment objective in the future without incurring the time and costs of a shareholder vote.

                                                               Back to Questions


HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                               Back to Questions

--------------------------------------------------------------------------------

Proposal for Ratification of Selection of Independent Accountants

     o What am I being asked to vote on?
     o How does the board recommend that I vote on this proposal?


WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to ratify the board's selection of PricewaterhouseCoopers LLP as independent accountants for the fund for the fiscal year ending in 2001.


Details are presented in the section of the proxy statement titled, "Ratification of Selection of PricewaterhouseCoopers LLP as Independent Accountants".

                                                               Back to Questions


HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

Proxy Information

In June, shareholders of certain AIM Funds were mailed a proxy statement asking for approval for some or all of the following proposals:

         (1) to make investment restriction language consistent across all AIM Funds;
         (2) to change fund investment policy language from fundamental to nonfundamental;
         (3) to approve a new advisory agreement;
         (4) to approve a new master sub-advisory agreement and to approve a new master sub-sub-advisory agreement;
         (5) to combine certain funds and transfer assets and liabilities;
         (6) the ratification of independent accountants; and
         (7) to elect twelve individuals to the Board of Trustees. The proxy statement contains disclosure information about the proposals for which votes are being solicited.

Please select one of the funds from the drop down menu below to read answers to common questions regarding your fund's proxy vote, to view Prospectuses and Annual Reports.

                                   [GRAPHIC]

         AIM Advisor Flex Fund
         AIM Basic Value Fund
         AIM Developing Markets Fund
         AIM Euroland Growth Fund
         AIM Floating Rate Fund
         AIM Global Consumer Products and Services Fund
         AIM Global Financial Services Fund
         AIM Global Health Care Fund
         AIM Global Infrastructure Fund
         AIM Global Resources Fund
         AIM Global Telecommunications and Technology Fund
         AIM Global Trends Fund
         AIM Japan Growth Fund
         AIM Latin American Growth Fund
         AIM Mid Cap Equity Fund
         AIM Small Cap Growth Fund
         AIM Strategic Income Fund
         AIM Tax-Exempt Bond Fund of Connecticut

--------------------------------------------------------------------------------

YOU MAY CAST YOUR VOTE BY ANY OF THE FOLLOWING METHODS:

                                   [GRAPHIC]

         Online Proxy Voting. Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

         Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

         Call toll free 1-866-727-0852. Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

However you chose to vote, it is important that you vote now to save the expense of additional solicitations.

--------------------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS...

If you have any questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at 1-800-454-0327 any business day between 7:30 a.m. and 5:30 p.m. Central Time.

If we do not receive your vote after a reasonable amount of time, a representative from our proxy solicitation firm, Georgeson Shareholder Communications Inc. may contact you to remind you to exercise your right to vote.

--------------------------------------------------------------------------------

      [GRAPHIC] Copyright A I M Management Group Inc. All Rights Reserved.

PROXYCARD.COM
-------------------------------------------------------------------------------

Welcome to Proxycard.com, the fastest and most convenient way to vote your proxy--over the internet. To vote your shares, follow these four easy steps:

1. Review the proxy statement you received in the mail.
2. Enter the control number printed on your proxy card below.
3. Complete your internet proxy card and submit your vote. Don't forget to click the "This Vote is correct'' button.
4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

------------------

------------------


------
submit
------

PROXYCARD.COM
--------------------------------------------------------------------------------

                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                          AIM DEVELOPING MARKETS FUND

                     (A PORTFOLIO OF AIM INVESTMENT FUNDS)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                AUGUST 17, 2001


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM AND GARY T. CRUM, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 17, 2001, AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

                     --------------------------------------
                        Click to vote FOR all Proposals.
                     --------------------------------------


1. TO ELECT TWELVE INDIVIDUALS TO THE BOARD OF TRUSTEES OF AIM INVESTMENT FUNDS, EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED:

   [ ] FOR ALL

   [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES

   [ ] FOR ALL EXCEPT

   To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

01. Robert H. Graham     07. Edward K. Dunn, Jr.
02. Frank S. Bayley      08. Jack M. Fields
03. Ruth H. Quigley      09. Carl Frischling
04. Bruce L. Crockett    10. Prema Mathai-Davis
05. Owen Daly II         11. Lewis F. Pennock
06. Albert R. Dowden     12. Louis S. Sklar

                              -------------------

                              -------------------

2.  TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS, INC.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

3. TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN A I M ADVISORS, INC. AND INVESCO ASSET MANAGEMENT LIMITED.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4.  TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.

4a. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION.

    NOT APPLICABLE

4b. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND
    BORROWING MONEY.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4c. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4d. MODIFICATION TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON INDUSTRY
    CONCENTRATION.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4e. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4f. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING
    COMMODITIES.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4g. MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4h. MODIFICATION OF FUNDAMENTAL POLICY ON INVESTMENT IN INVESTMENT COMPANIES.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

5. TO APPROVE MAKING THE INVESTMENT OBJECTIVE OF THE FUND NON-FUNDAMENTAL AND CHANGING THE INVESTMENT OBJECTIVES.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

6. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2001.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

7. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



                                 --------------
                                 Submit My Vote
                                 --------------

PROXYCARD.COM
--------------------------------------------------------------------------------

 THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS
   VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE
                                E-MAILED TO YOU.


                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                           AIM DEVELOPING MARKETS FUND

                     (A PORTFOLIO OF AIM INVESTMENT FUNDS)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                AUGUST 17, 2001


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM AND GARY T. CRUM, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 17, 2001, AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

1. TO ELECT TWELVE INDIVIDUALS TO THE BOARD OF TRUSTEES OF AIM INVESTMENT FUNDS, EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND
   QUALIFIED:

   [X] FOR ALL

   [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES

   [ ] FOR ALL EXCEPT

   To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

01. Robert H. Graham     07. Edward K. Dunn, Jr.
02. Frank S. Bayley      08. Jack M. Fields
03. Ruth H. Quigley      09. Carl Frischling
04. Bruce L. Crockett    10. Prema Mathai-Davis
05. Owen Daly II         11. Lewis F. Pennock
06. Albert R. Dowden     12. Louis S. Sklar

   --------------------------------------

   --------------------------------------

2.  TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS, INC.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

3. TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN A I M ADVISORS, INC. AND INVESCO ASSET MANAGEMENT LIMITED.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4.  TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.

4a. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION.

    NOT APPLICABLE

4b. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND
    BORROWING MONEY.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4c. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4d. MODIFICATION TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON INDUSTRY
    CONCENTRATION.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4e. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4f.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING
     COMMODITIES.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4g. MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4h. MODIFICATION OF FUNDAMENTAL POLICY ON INVESTMENT IN INVESTMENT COMPANIES.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

5. TO APPROVE MAKING THE INVESTMENT OBJECTIVES OF THE FUND NON-FUNDAMENTAL AND CHANGING THE INVESTMENT OBJECTIVES.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

6. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2001.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

7. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


                             Is this vote correct?

                    --------------------     --------------
                    This vote is Correct     Change My Vote
                    --------------------     --------------

     [ ] Check this box and enter your e-mail address if you want to be e-mailed a copy of your vote. A confirmation will be sent after you click the "This Vote is Correct" button. E-mail:
                   --------------------------------------

                   --------------------------------------

PROXYCARD.COM
--------------------------------------------------------------------------------

Your vote has been submitted.


If you would like to vote another proxy, enter a control number below:


-------------

-------------


------
submit
------

AIM Strategic Income Fund

                                                             RELATED LINKS

                                                             [ ] Proxy Statement
                                                                 (PDF)

                                                             [ ] Prospectus

                                                             [ ] Annual Report
                                                                 (PDF)

                                                             [ ] Back to Proxy
                                                                 Information

                                                             [ ] Online Proxy
                                                                 Voting


QUESTIONS & ANSWERS

     o    General Questions & Answers

     o    Election of Twelve Individuals to the Board of Trustees

     o    Proposal for Approval of a New Investment Advisory Agreement

     o    Proposal to Change Fundamental Investment Restrictions

     o    Proposal to Make the Investment Objective Non-Fundamental

     o    Proposal for Ratification of Selection of Independent Accountants

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

     o    How do I vote?

     o    What kinds of changes are being proposed?

     o    How does the board recommend that I vote?

     o    Will these changes alter the way my fund is managed?

     o    Why should I vote?

     o    Has AIM contracted the services of a proxy solicitor?

     o    Will my vote be confidential using the online proxy voting system?

     o    How do I sign the proxy card?

     o    What is the deadline for voting?

HOW DO I VOTE?

Voting may take place in the following ways:

     o You may vote your shares at https://www.proxycard.com/aim2001 unless your shares are held through a broker, in which case you may vote your shares at https://www.proxyvote.com. Because Internet voting is the most economical way to vote your proxy, we encourage all our shareholders who can to use this method.

     o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailings.

     o You may call in your vote to Georgeson Shareholder Communications Inc. You may call 1-866-727-0852 for the 24-hour automated system; you will need the 12-digit control number from your proxy card.

     o    You may attend the meeting in person and vote your shares there.

                                                               Back to Questions

WHAT KINDS OF CHANGES ARE BEING PROPOSED?

You are asked to vote on:

     o Electing trustees of your fund. Trustees are responsible for the general oversight of the fund's business and for assuring that the fund is managed in the best interests of the fund's shareholders. Details are presented in the section of the proxy statement titled, "Election of Trustees".

     o Approving of a new advisory agreement with A I M Advisors, Inc. ("AIM"). Details are presented in the section of the proxy statement titled, "Approval of a New Investment Advisory Agreement".

     o Approving changes to fundamental investment restrictions of the Fund. Details are presented in the section of the proxy statement titled, "Approval of Changes to Fund's Fundamental Investment Restrictions".

     o Approving making the investment objective of the Fund non-fundamental. Details are presented in the section of the proxy statements titled, "Approval of Making the Fund's Investment Objective".

     o Ratifying the board's selection of independent accountants. Details are presented in the section of the proxy statement titled, "Ratification of Selection of PricewaterhouseCoopers LLP as Independent Accountants".

AIM encourages you to read your proxy statement and other information on this website very carefully to see which specific changes are proposed.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all proposals.

                                                               Back to Questions

WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant impact on your fund's day-to-day management. Many of the proposed changes are designed to improve the consistency of language and policy across funds in The AIM Family of Funds--Registered Trademark--. These changes also provide the funds with increased flexibility to make changes in the future without incurring the expense of a shareholder meeting.

                                                               Back to Questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the August 17 shareholder meeting. If this happens, the fund may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

                                                               Back to Questions

HAS AIM CONTRACTED THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Georgeson Shareholder Communications Inc. as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

                                                               Back to Questions

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by Proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between Proxycard.com's Web server and the shareholder's computer.

     o CONTROL NUMBER - Each shareholder is required to enter his or her 12-digit control number. Proxycard.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).

     o FIREWALL - To protect the confidentiality of your account records, Proxycard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account specific data remain behind our firewall.

                                                               Back to Questions

HOW DO I SIGN THE PROXY CARD?

(Does not apply if voting by phone or Internet)

INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

JOINT ACCOUNTS: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee".

                                                               Back to Questions

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central Time August 17, 2001.

                                                               Back to Questions

--------------------------------------------------------------------------------

Election of Twelve Individuals to the Board of Trustees

     o    What am I being asked to vote on?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to elect twelve individuals to the board of trustees. The board has determined that it would be beneficial to have a board larger than three trustees. Expansion of the Board requires shareholder approval because, under the Investment Company Act of 1940, the Board may fill vacancies or appoint new trustees only, if, immediately thereafter, at least two-thirds of the trustees will have been elected by shareholders.

Details are presented in the section of the proxy statement, "Election of Trustees".

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions
--------------------------------------------------------------------------------

Proposal for Approval of a New Investment Advisory Agreement

     o    What am I being asked to vote on?

     o    What effect would it have on the fund's fee schedule?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve a new advisory agreement between AIM and the company of which your fund is a series. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the polices and control of the trustees. The advisory agreement can only be amended with shareholder approval.

                                                               Back to Questions

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the fee schedule applicable to your fund, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board and would be deducted from any additional income generated from securities lending activities.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions
--------------------------------------------------------------------------------

Proposal to Change Fundamental Investment Restrictions

     o    What am I being asked to vote on?

     o What is the difference between a fundamental restriction and a non-fundamental restriction?

     o    Why are these changes being proposed?

     o    Where can I find further details about these changes?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve changes to your fund's fundamental investment restrictions. There are a number of investment restrictions that would be changed, and it would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL RESTRICTION AND A NON-FUNDAMENTAL RESTRICTION?

A fundamental restriction can be changed only with the approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental restriction can be changed with approval of only the fund's board.

                                                               Back to Questions

WHY ARE THESE CHANGES BEING PROPOSED?

     o The proposed fundamental restrictions will provide the Fund with the ability to operate under new interpretations of the Investment Company Act of 1940 or pursuant to exemptive relief from the Securities and Exchange Commission without receiving prior shareholder approval.

     o The proposed changes will make investment restrictions more consistent across all AIM funds.

Accordingly, the board believes changing these restrictions will enable the fund to be managed more efficiently. In addition, this change will reduce the number of restrictions that require a shareholder vote to be changed. Therefore, each fund will be able to avoid the cost and delays associated with such a vote, and thus be more flexible in the future.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Details are provided in the section of the proxy statement titled, "Approval of Changes to the Fundamental Investment Restrictions".

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

Proposal to Make the Investment Objective Non-Fundamental

     o    What am I being asked to vote on?

     o What is the difference between a fundamental objective and a non-fundamental objective?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve a change to your fund's investment objective to make it non-fundamental.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL OBJECTIVE AND A NON-FUNDAMENTAL OBJECTIVE?

A fundamental objective can be changed only with approval of both the fund's board and its shareholders, through a proxy statement such as this one. If the fund's investment objective is non-fundamental, the board will be able to change your fund's investment objective in the future without incurring the time and costs of a shareholder vote.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

Proposal for Ratification of Selection of Independent Accountants

     o    What am I being asked to vote on?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to ratify the board's selection of PricewaterhouseCoopers LLP as independent accountants for the fund for the fiscal year ending in 2001.

Details are presented in the section of the proxy statement titled, "Ratification of Selection of PricewaterhouseCoopers LLP as Independent Accountants".

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

      [GRAPHIC] Copyright A I M Management Group Inc. All Rights Reserved.

Proxy Information

In June, shareholders of certain AIM Funds were mailed a proxy statement asking for approval for some or all of the following proposals:

         (1) to make investment restriction language consistent across all AIM Funds;
         (2) to change fund investment policy language from fundamental to nonfundamental;
         (3) to approve a new advisory agreement;
         (4) to approve a new master sub-advisory agreement and to approve a new master sub-sub-advisory agreement;
         (5) to combine certain funds and transfer assets and liabilities;
         (6) the ratification of independent accountants; and
         (7) to elect twelve individuals to the Board of Trustees. The proxy statement contains disclosure information about the proposals for which votes are being solicited.

Please select one of the funds from the drop down menu below to read answers to common questions regarding your fund's proxy vote, to view Prospectuses and Annual Reports.

                                   [GRAPHIC]

         AIM Advisor Flex Fund
         AIM Basic Value Fund
         AIM Developing Markets Fund
         AIM Euroland Growth Fund
         AIM Floating Rate Fund
         AIM Global Consumer Products and Services Fund
         AIM Global Financial Services Fund
         AIM Global Health Care Fund
         AIM Global Infrastructure Fund
         AIM Global Resources Fund
         AIM Global Telecommunications and Technology Fund
         AIM Global Trends Fund
         AIM Japan Growth Fund
         AIM Latin American Growth Fund
         AIM Mid Cap Equity Fund
         AIM Small Cap Growth Fund
         AIM Strategic Income Fund
         AIM Tax-Exempt Bond Fund of Connecticut

--------------------------------------------------------------------------------

YOU MAY CAST YOUR VOTE BY ANY OF THE FOLLOWING METHODS:

                                   [GRAPHIC]

         Online Proxy Voting. Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

         Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

         Call toll free 1-866-727-0852. Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

However you chose to vote, it is important that you vote now to save the expense of additional solicitations.

--------------------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS...

If you have any questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at 1-800-454-0327 any business day between 7:30 a.m. and 5:30 p.m. Central Time.

If we do not receive your vote after a reasonable amount of time, a representative from our proxy solicitation firm, Georgeson Shareholder Communications Inc. may contact you to remind you to exercise your right to vote.

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      [GRAPHIC] Copyright A I M Management Group Inc. All Rights Reserved.

PROXYCARD.COM
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Welcome to Proxycard.com, the fastest and most convenient way to vote your proxy--over the internet. To vote your shares, follow these four easy steps:

1. Review the proxy statement you received in the mail.
2. Enter the control number printed on your proxy card below.
3. Complete your internet proxy card and submit your vote. Don't forget to click the "This Vote is correct'' button.
4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

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submit
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
PROXYCARD.COM
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                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                           AIM STRATEGIC INCOME FUND

                     (A PORTFOLIO OF AIM INVESTMENT FUNDS)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                AUGUST 17, 2001


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM AND GARY T. CRUM, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 17, 2001, AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

                     --------------------------------------
                        Click to vote FOR all Proposals.
                     --------------------------------------


1. TO ELECT TWELVE INDIVIDUALS TO THE BOARD OF TRUSTEES OF AIM INVESTMENT FUNDS, EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED:

   [ ] FOR ALL

   [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES

   [ ] FOR ALL EXCEPT

   To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

01. Robert H. Graham     07. Edward K. Dunn, Jr.
02. Frank S. Bayley      08. Jack M. Fields
03. Ruth H. Quigley      09. Carl Frischling
04. Bruce L. Crockett    10. Prema Mathai-Davis
05. Owen Daly II         11. Lewis F. Pennock
06. Albert R. Dowden     12. Louis S. Sklar

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

2.  TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS, INC.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

3. TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN A I M ADVISORS, INC. AND INVESCO ASSET MANAGEMENT LIMITED.

    NOT APPLICABLE

4.  TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.

4a. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION.

    NOT APPLICABLE

4b. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND
    BORROWING MONEY.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4c. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4d. MODIFICATION TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON INDUSTRY
    CONCENTRATION.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4e. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4f. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING
    COMMODITIES.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4g. MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4h. MODIFICATION OF FUNDAMENTAL POLICY ON INVESTMENT IN INVESTMENT COMPANIES.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

5.  TO APPROVE MAKING THE INVESTMENT OBJECTIVES OF THE FUND NON-FUNDAMENTAL.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

6. TO RATIFY THE SELECTION FOR PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2001.

    [ ] FOR

    [ ] AGAINST

    [ ] ABSTAIN

7. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



                                 --------------
                                 Submit My Vote
                                 --------------

PROXYCARD.COM
--------------------------------------------------------------------------------

THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.



                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                            AIM STRATEGIC INCOME FUND

                     (A PORTFOLIO OF AIM INVESTMENT FUNDS)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                AUGUST 17, 2001


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM AND GARY T. CRUM, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 17, 2001, AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

1. TO ELECT TWELVE INDIVIDUALS TO THE BOARD OF TRUSTEES OF AIM INVESTMENT FUNDS, EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED:

   [X] FOR ALL

   [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES

   [ ] FOR ALL EXCEPT

   To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

    01. Robert H. Graham     07. Edward K. Dunn, Jr.
    02. Frank S. Bayley      08. Jack M. Fields
    03. Ruth H. Quigley      09. Carl Frischling
    04. Bruce L. Crockett    10. Prema Mathai-Davis
    05. Owen Daly II         11. Lewis F. Pennock
    06. Albert R. Dowden     12. Louis S. Sklar


2.  TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS, INC.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

3. TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN A I M ADVISORS, INC. AND INVESCO ASSET MANAGEMENT LIMITED.

    NOT APPLICABLE

4.  TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.

4a. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION.

    NOT APPLICABLE

4b. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND
    BORROWING MONEY.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4c. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4d. MODIFICATION TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON INDUSTRY
    CONCENTRATION.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4e. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4f.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING
     COMMODITIES.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4g. MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

4h. MODIFICATION OF FUNDAMENTAL POLICY ON INVESTMENT IN INVESTMENT COMPANIES.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

5.  TO APPROVE MAKING THE INVESTMENT OBJECTIVES OF THE FUND NON-FUNDAMENTAL.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

6. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2001.

    [X] FOR

    [ ] AGAINST

    [ ] ABSTAIN

7. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



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
PROXYCARD.COM
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Your vote has been submitted.


If you would like to vote another proxy, enter a control number below:


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submit
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

Every Shareholder's Vote Is Important!

Dear Shareholder:

Please take time to participate in this extremely important proxy vote. Your prompt participation is important and critical. If not enough shareholders vote, it may be necessary to have a second proxy mailing involving considerable expense.

Please note that you may have received MULTIPLE proxy cards. Please vote all enclosed cards so your vote can be recorded promptly. We appreciate your cooperation.


                                                        Thank You for Your Vote.

                                                         [AIM LOGO APPEARS HERE]

                The enclosed proxy statement provides details on
                     important issues affecting your Fund.

                The Fund's Board of Trustees recommends that you
                         vote "FOR" all the proposals.

TELEPHONE                                  INTERNET                           MAIL
To vote by phone please:           To vote by Internet please:        To vote by mail please:
1. Read the Proxy Statement        1. Read the Proxy Statement        1. Read the Proxy Statement
   and have your Proxy Card           and have your Proxy Card           and have your Proxy Card
   available.                         available.                         available.
2. Call 1-866-727-0852             2. Go to www.aimfunds.com and      2. Return your completed Proxy
3. Enter the 12-digit control         select Proxy Voting to access      Card in the enclosed
   number shown on your Proxy         your fund.                         postage-paid envelope.
   Card and follow the simple      3. Enter the 12-digit control
   instructions.                      number shown on your Proxy
                                      Card and follow the simple
                                      instructions.


                        Thank you for your prompt vote.